AUTOMOBILE PROTECTION CORPORATION - APCO
                  ----------------------------------------
                EXHIBIT 23 CONSENT OF INDEPENDENT ACCOUNTANTS
                ---------------------------------------------
                                  FORM 10-K
                                  ---------
                              DECEMBER 31, 1996
                              -----------------






We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-86594) of Automobile Protection Corporation - APCO of our report dated March 12, 1997 appearing on page 12 of this Form 10-K.




PRICE WATERHOUSE LLP
March 28, 1997
Atlanta, GA

                   AUTOMOBILE PROTECTION CORPORATION - APCO
                  ----------------------------------------
                EXHIBIT 23 CONSENT OF INDEPENDENT ACCOUNTANTS
                ---------------------------------------------
                                  FORM 10-K
                                  ---------
                              DECEMBER 31, 1996
                              -----------------






We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-3473) of Automobile Protection Corporation - APCO of our report dated March 12, 1997 appearing on page 12 of this Form 10-K.




PRICE WATERHOUSE LLP
March 28, 1997
Atlanta, GA
































                                       46